UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 21, 2010

DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS 75038
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:	(972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders of Darling International Inc. (“Darling”) was held at 10:00 a.m. local time on December 21, 2010 at the Omni Mandalay Hotel, 221 E. Las Colinas Boulevard, Irving, Texas 75039.

The issued and outstanding shares of stock of Darling entitled to vote at the special meeting consisted of 82,462,519 shares of common stock. The stockholders of Darling voted on one proposal at the special meeting, which was approved pursuant to the following final voting results from the special meeting:

A proposal to approve an amendment to Darling’s restated certificate of incorporation, as amended, to increase the total number of authorized shares of common stock, par value $0.01, from 100,000,000 to 150,000,000.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
72,420,418	2,724,177	33,109	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: December 21, 2010	By:	/s/ John F. Sterling
		Name:	John F. Sterling
		Title:	Executive Vice President and General Counsel